Exhibit 10.6

AMENDMENT NO. 1 TO THE

INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Investors’ Rights Agreement dated as of December 29, 1999 (together the “Agreement”) is made as of May 18, 2000 by and among ProFlowers, Inc., a Delaware corporation (the “Company”), Internet Floral Concepts, L.P. (the “Existing Investor”), and First National Bank (the “New Investor”). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

RECITALS

A. The Company desires to issue to the New Investor warrants to purchase 16,667 shares of the Company’s Common Stock pursuant to that certain Warrant to Purchase Common Stock executed of even date herewith.

B. The Existing Investor represents greater than a majority of the holders of outstanding Registrable Securities under the Agreement and is amending the Agreement pursuant to Section 3.7 of the Agreement.

In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. ADDITIONAL PARTY TO CERTAIN SECTIONS OF THE AGREEMENT.

With the exception of Sections 1.2, 1.3 and 2, as to which Sections the New Investor shall not become a party and shall not be deemed an Investor, the New Investor shall be deemed to have entered into and become a party to the Agreement and shall be deemed an Investor for all other purposes.

2. AMENDMENTS TO AGREEMENT.

(a) Section 1.1(g) of the Agreement shall be amended to read as follows:

“(g) The term “Registrable Securities” means (i) the shares of the Company’s Common Stock, $.001 par value (“Common Stock”) issuable or issued upon conversion of the Series B Preferred Stock, (ii) shares of the Company’s Common Stock issuable or issued upon exercise of that certain Warrant to Purchase Common Stock issued to First National Bank on May 18, 2000 or (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) or (ii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.”

(b) Section 1.13 of the Agreement shall be amended to read as follows:

“1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, parent, partner, limited partner, retired partner, member or stockholder of a Holder, (ii) is a Holder’s family member or trust for the benefit of an individual Holder, (iii) is a transferee or assignee of that certain Warrant to Purchase

Common Stock issued to First National Bank on May 18, 2000 or (iv) after such assignment or transfer, holds at least ten percent (10%) of the shares of Registrable Securities initially purchased by such Holder pursuant to the Series B Agreement, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.15 below.”

3. WAIVER AND CONSENT.

The Existing Investor, pursuant to any rights such Existing Investor may have under the Agreement, hereby (a) consents to adding the New Investor as a party to the Agreement, except as otherwise set forth in Section 1 hereof and (b) consents to the registration rights hereby provided to the New Investor, which consent is given pursuant to Sections 1.14 and 3.7 of the Agreement.

4. EFFECT OF AMENDMENT.

Except as amended and set forth above, the Agreement shall continue in full force and effect.

5. COUNTERPARTS.

This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

6. SEVERABILITY.

If any provision of this Amendment is held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of this Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7. ENTIRE AGREEMENT.

This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:		PROFLOWERS, INC.

		By:	/s/ Steven J. Kemper
Steven J. Kemper Chief Financial Officer

	Address:	5005 Wateridge Vista Drive San Diego, California 92121

EXISTING INVESTOR:		INTERNET FLORAL CONCEPTS, L.P.

		By:	JPS International, LLC, Its General Partner

By:
Jared P. Schutz, Its Managing Member

Address:

NEW INVESTOR:		FIRST NATIONAL BANK

		By:	/s/ Vice President’s Signature

		Its:	Vice President

	Address:	401 West A Street

San Diego, CA

[SIGNATURE PAGE TO AMENDMENT NO. 1

TO THE INVESTORS’ RIGHTS AGREEMENT]

4

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:		PROFLOWERS, INC.

		By:	/s/ Steven J. Kemper
Steven J. Kemper Chief Financial Officer

	Address:	5005 Wateridge Vista Drive San Diego, California 92121

EXISTING INVESTOR:		INTERNET FLORAL CONCEPTS, L.P.

		By:	JPS International, LLC, Its General Partner

		By:	/s/ Jared P. Schutz
Jared P. Schutz, Its Managing Member

Address:

NEW INVESTOR:		FIRST NATIONAL BANK

By:

Its:

Address:

[SIGNATURE PAGE TO AMENDMENT NO. 1

TO THE INVESTORS’ RIGHTS AGREEMENT]

SCHEDULE 1

FORM OF SUBSCRIPTION

(To be signed only on exercise of Warrant)

To:        ProFlowers, Inc.

The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder,             * shares of common stock of ProFlowers, Inc., and herewith makes payment of $             therefor, and requests that the certificates for such shares be issued in the name of, and delivered to                         , whose address is                         .

(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)

(Print Name)

(Address)

Dated:

*	Insert here the number of shares as to which the Warrant is being exercised.